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                                                                 EXHIBIT 10.30


                                                     Date:
                                                         ---------------------


                         INCENTIVE STOCK OPTION GRANTED

                                       by

                         OUTLOOK SPORTS TECHNOLOGY, INC.

                       (hereinafter called the "Company")

                                       to

                             ----------------------

                        (hereinafter called the "Holder")

                                    under the

               1996 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN



                                   WITNESSETH:


    For valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder the following option:

    FIRST: Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company at the option price of $_______ per share an aggregate of __________ shares of Common Stock of the Company, $.01 par value, at the time and in the manner hereinafter stated.

    The Holder shall have the right and option to purchase hereunder any or all of such shares as follows:


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Except as otherwise provided herein, such right and option to purchase shares shall terminate seven years from the date hereof.

    This option shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the option is to be exercised, together with (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares, or (b) with the consent of the Board of Directors of the Company (the "Board"), shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or (c) with the consent of the Board, a combination of (a) and (b), and specifying the address to which the certificates for such shares are to be mailed. For the purpose of the preceding sentence, the fair market value of the shares of Common Stock so delivered to the Company shall be the fair market value thereof as determined in good faith by the Board.

    SECOND: As a condition precedent to any exercise of this option, the Holder (or if any other individual or individuals are exercising this option, such individual or individuals) shall deliver to the Company an investment letter in form and substance satisfactory to the Company's counsel which shall contain, among other matters, a statement in writing that the option is then being exercised only with a view to investment in, and not with a view to the disposition of, the shares with respect to which the option is then being exercised; that the Holder and/or his attorneys, accountants, and/or advisors have fully investigated the Company and the business and financial conditions concerning it and have knowledge of the Company's then current corporate activities and financial condition; and that the Holder believes that the nature and amount of the shares being purchased by him are consistent with his investment objectives, abilities and resources. The condition and restriction imposed by this paragraph and any investment representation made pursuant to this paragraph shall be inoperative at any time when there shall be an effective registration statement under the Securities Act of 1933 covering the stock subject to this option or acquired through the exercise of this option.

    THIRD: As promptly as practicable after receipt of the written notice and payment described in paragraph FIRST and, if required as a condition to exercise, the investment letter described in paragraph SECOND, the Company shall deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising this option, to such individual or individuals) at the address specified pursuant to paragraph FIRST hereof a certificate or certificates for the number of shares with respect to which the option is then being exercised, registered in the name or names of the individual or individuals exercising the option, either alone or jointly with another person or persons with rights of survivorship, as the individual or individuals exercising the option shall prescribe in writing to the Company at or prior to such purchase; provided, however, that such delivery shall be deemed effected for all purposes when the Company or a stock transfer agent shall have deposited such certificate or certificates in the United States mail, addressed to the Holder (or such individual or individuals) at the address so specified; and provided further that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising



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this option) to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended until such action shall be taken and completed, it being understood that the Company shall have no obligation to take and complete any such action.

    FOURTH: The existence of this option shall not affect in any way the right or power of the Company or its stockholders to make or authorize, without limitation, any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of Common Stock, or any issue of bonds, debentures, preferred or prior preference stock or other capital stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

    If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number, class, and price per share of stock subject to this option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this option, for the same aggregate consideration, the same total number and class of shares as the Holder would have received as a result of the event requiring the adjustment had the Holder exercised this option in full immediately prior to such event.

    After a merger of one or more corporations with or into the Company, or after a consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, the Holder shall, at no additional cost, be entitled upon exercise of this option to receive in lieu of the shares of Common Stock as to which this option was exercisable immediately prior to such event, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which the Holder would have been entitled pursuant to the terms of the merger or consolidation if, immediately prior to such merger or consolidation, the Holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which this option shall be so exercised.

    If the Company is merged with or into or consolidated with another corporation under circumstances where stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least fifty percent (50%) of the voting power of the Company or the surviving or resulting corporation, as the case may be, or if shares representing fifty percent (50%) or more of the voting power of the Company are transferred to an Unrelated Third Party, as hereinafter defined, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets while this option remains outstanding,



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(i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be (the "Transaction"), the Holder of this option shall at no extra cost be entitled, upon exercise of this option, to receive, in lieu of the shares of Common Stock as to which this option was exercisable immediately prior to the Transaction, the number and class of shares of stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation or Common Stock) to which the Holder would have been entitled pursuant to the terms of the Transaction if, immediately prior to such event, the Holder had been the holder of record of a number of shares of Common Stock equal to the number of such shares as to which this option shall be so exercised; or (ii) the Board may accelerate the time for exercise of this option, so that from and after a date prior to the effective date of the Transaction specified by the Board, this option shall be exercisable in full; provided that (x) notice of such acceleration shall be given to the Holder, (y) the Holder shall have the right to exercise this option in full prior to the effective date of the Transaction and (z) to the extent not so exercised, this option shall be cancelled immediately prior to such effective date; and provided further that the Board may not accelerate this option to the extent it is unexercised and unexpired if to do so would adversely affect pooling of interests treatment intended to be effected in connection with the Transaction.

    "Unrelated Third Party" shall mean any person who is not, as of the date of adoption by the Board of the 1996 Incentive and Non-Qualified Stock Option Plan, a holder of stock of any class or preference or any stock option of the Company.

    Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this option.

    FIFTH: No person shall, by virtue of the granting of this option to the Holder, be deemed to be a holder of any shares purchasable under this option or to be entitled to the rights or privileges of a holder of such shares unless and until this option has been exercised with respect to such shares and they have been issued pursuant to that exercise of this option.

    The granting or exercise of this option shall not impose upon the Company any obligation to employ or to continue to employ the Holder, and the right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that this option has been granted to, or exercised by, the Holder.

         The Company shall, at all times while any portion of this option is outstanding, reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its Common Stock to satisfy the requirements of this option; shall comply with the terms of this option promptly upon exercise of the option rights; and shall pay all fees or



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expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this option.

    SIXTH: This option is not transferable by the Holder otherwise than by will or the laws of descent and distribution.

    This option is exercisable, during the Holder's lifetime, only by the Holder, and by such Holder only while the Holder is an employee of the Company, except that in the event the employment of the Holder terminates for any reason, other than for cause as determined by the Company and other than in the event of death or retirement in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company, this option shall terminate on the earlier of its expiration date and a date thirty
(30) days after such termination of employment, and after such termination of employment the Holder shall have the right, at any time prior to such termination of this option, to exercise this option to the extent the Holder was entitled to exercise this option immediately prior to such termination of employment. As used in this paragraph, "cause" shall mean (a) any material breach by the Holder of any agreement to which the Holder and the Company are both parties, (b) any act (other than retirement) or omission to act by the Holder which may have a material and adverse effect on the Company's business or on the Holder's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations), or (c) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company or any affiliate of the Company.

    In the event of the retirement of the Holder in good standing from the employ of the Company for reasons of age or disability under the then-established rules of the Company before the expiration date of this option, this option shall terminate on the earlier of its expiration date and a date ninety (90) days after the Holder's retirement. After such retirement the Holder shall have the right, at any time prior to such termination, to exercise this option to the extent the Holder was entitled to exercise such option immediately prior to such retirement. An employment relationship between the Company and the Holder shall be deemed to exist during any period in which the Holder is employed by the Company or by any subsidiary corporation of the Company.

    In the event of the death of the Holder while in the employ of the Company and before the expiration date of this option, this option shall terminate on the earlier of its expiration date and a date one hundred eighty (l80) days after the Holder's death. After the death of the Holder, the Holder's executors, administrators or any person or persons to whom this option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise such option to the extent the Holder was entitled to exercise such option immediately prior to the Holder's death.

    SEVENTH: Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered by hand or by mail to the President of the Company,


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4400 North Federal Highway, Suite 410, Boca Raton, Florida 33431 or such other address as the Company may hereafter designate.

    Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at the Holder's address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

    EIGHTH: This option is subject to all laws, regulations and orders of any governmental authority which may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the Holder will not exercise the option granted hereby nor will the Company be obligated to issue or sell any shares of stock hereunder if the exercise thereof or the issuance or sale of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof. The Company shall not be obligated to take any affirmative action in order to cause the exercise of this option or the issuance of shares pursuant hereto to comply with any such law, regulation, order or provision.

    This option is and shall be subject in every respect to the provisions of the 1996 Incentive and Non-Qualified Stock Option Plan of the Company, as amended from time to time, which is incorporated herein by reference and made a part hereof.

    NINTH: By exercising this option, the Holder shall be deemed to agree to the following procedure with respect to the Company's shares obtained through such exercise: Upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, the Holder shall agree in writing that for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company the Holder will not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of this option, without the prior written consent of the Company or such underwriters, as the case may be.

    TENTH: This option shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware.

    IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf as of the date first above written.


ATTEST:                                  OUTLOOK SPORTS TECHNOLOGY, INC.


                                         By:
----------------------------                --------------------------------
Secretary                                   Chairman of the Board



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